UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2010
BIODEL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33451	90-0136863

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation	File Number)	Identification No.)

100 Saw Mill Road	06810
Danbury, Connecticut

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 796-5000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-10.1
EX-10.2
EX-99.1

Item 8.01. Other Events.
     On August 24, 2010, Biodel Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Wedbush PacGrow Life Sciences, Leerink Swann LLC and William Blair & Company, L.L.C. (collectively, the “Placement Agents”), relating to the Company’s registered direct offering, issuance and sale (the “Offering”) of an aggregate of (i) 2,398,200 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (ii) warrants to purchase 2,398,200 shares of Common Stock (the “Warrants”). The shares of Common Stock and Warrants are being sold as units (the “Units”), each Unit consisting of one share of Common Stock and a Warrant to purchase one share of Common Stock. The shares of Common Stock and the Warrants comprising the Units are immediately separable and will be issued separately. All of the Units are being sold by the Company.
     In connection with the Offering, on August 24, 2010, the Company also entered into subscription agreements with two institutional investors (the “Investors”) relating to the sale of the Units. The Investors have agreed to purchase the Units for a negotiated price of $3.93 per Unit.
     The initial per share exercise price of the Warrants is $4.716. On the 21st trading day following the PDUFA Date (as defined in the Warrants), the exercise price will be adjusted to 90% of the arithmetic average of the volume weighted average price of the Company’s common stock on each of the ten trading days prior to the 21st day following the PDUFA Date. In no event will the exercise price be greater than $4.716. The Warrants will be exercisable beginning on the original date of issuance and will expire on the date that is 12 months after the 21st day following the PDUFA Date.
     The Units will be issued pursuant to a shelf registration statement, as amended, that the Company filed with the Securities and Exchange Commission, which became effective on February 3, 2010 (File No. 333-153167). A prospectus supplement relating to the offering will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The closing of the offering is expected to take place on August 30, 2010, subject to the satisfaction of customary closing conditions.
     Copies of each of the Placement Agency Agreement, the form of subscription agreement and the form of Warrant are attached as Exhibit 1.1, Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference. The foregoing description of the material terms of the Placement Agency Agreement, subscription agreements and the Warrants does not purport to be complete and is qualified in its entirety by reference to such exhibits. A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Units is attached as Exhibit 5.1 hereto. The Company issued a press release on August 25, 2010 announcing the pricing of the Offering. This press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	The following exhibits are filed with this report on Form 8-K:
1.1	Placement Agency Agreement, dated August 24, 2010, among Biodel Inc. and the several placement agents named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Form of Subscription Agreement

10.2	Form of Warrant

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

99.1	Press Release dated August 25, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODEL INC.
Date: August 25, 2010	By:	/s/ Gerard Michel
Gerard Michel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated August 24, 2010, among Biodel Inc. and the several placement agents named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Form of Subscription Agreement

10.2	Form of Warrant

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

99.1	Press Release dated August 25, 2010